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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
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               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
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                    (Address of Principal Executive Offices)

                                  303-333-3863
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               (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
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                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)





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                              D.F. KING & CO., INC.

                                TELEPHONE SCRIPT

                               JANUS RESEARCH FUND


INTRODUCTION

Hello, my name is ___________, calling from D.F. King & Co., Inc. on behalf of JANUS RESEARCH FUND, may I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Hello Mr./Ms. _______________. Janus has retained D.F. King & Co. Inc. to help solicit and record shareholder votes with regards to the proxy on the proposal to change Janus Research Fund's benchmark index to the Morgan Stanley Capital International World Growth Index instead of the Russell 1000 Index. The shareholder meeting is scheduled to occur on December 14th.

PLEASE NOTE THAT WE ARE ON A RECORDED LINE FOR ACCURACY.

Have you received the proxy statement regarding the proposed benchmark index change?

         IF NO -- Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive it. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES -- The Board of Trustees for Janus Research Fund recommends that you vote in favor of the benchmark index change for Janus Research Fund as outlined in the proxy statement. The benchmark index is used for purposes of calculating the performance-based investment advisory fee the Fund pays to Janus Capital. For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you have your proxy card or I can record your vote over the telephone right now. Would you like to vote over the telephone now?

IF YES -- Go right to voting. (Begin the Vote section of script.)

         If shareholder asks how to vote via the internet, the website is www.2votefundproxy.com (NOBO -- www.proxyvote.com) - he/she will need the control number from his/her proxy card.

         If shareholder asks how to vote via touchtone telephone, the telephone number is 1--800-992-2416 (NOBO -- 1-800-454-8683) - he/she will need the control number from his/her proxy card.

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Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Fund's Board of Trustees has recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

         Here is how we will record your vote. I will ask you for 3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and then take your vote. You will be mailed a letter confirming your vote, which will tell you how to make any changes, if you wish. Is this process acceptable to you?

IF NO -- Do you have any questions that I may answer about this proxy for you?

         If yes, take time to answer all questions carefully. Also you can offer some of these reasons why the Board recommends a "FOR" vote:

              o JANUS BELIEVES THE MORGAN STANLEY WORLD GROWTH INDEX IS A MORE APPROPRIATE BENCHMARK FOR EVALUATING THE FUND'S PERFORMANCE AND BETTER REFLECTS THE RESEARCH TEAM'S LONG-TERM EXPECTATIONS OF LOCATING INVESTMENT OPPORTUNITIES THROUGHOUT THE WORLD.

              o THE RESEARCH TEAM SELECTS INVESTMENTS FOR THE FUND, WHICH REPRESENT THEIR HIGH CONVICTION INVESTMENT IDEAS IN ALL MARKET CAPITALIZATIONS, STYLES, AND GEOGRAPHIES. WHILE THE FUND HAS ALWAYS HAD THE ABILITY TO HAVE FOREIGN EXPOSURE AND WAS EXPECTED TO HAVE SOME FOREIGN EXPOSURE AS MARKET CONDITIONS PERMITTED, THE "BEST IDEAS" STRATEGY OF THE FUND COMBINED WITH THE GLOBAL NATURE OF JANUS' RESEARCH HAVE RESULTED IN A HIGHER EMPHASIS ON FOREIGN STOCKS AND A GLOBAL STRATEGY;

              o THE PROPOSED BENCHMARK INDEX, THE MORGAN STANLEY WORLD GROWTH INDEX, MEASURES THE PERFORMANCE OF GROWTH STOCKS OF DEVELOPED COUNTRIES AROUND THE WORLD.

         Do not give advice. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.

         At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.2votefundproxy.com (NOBO -- www.proxyvote.com) or by calling 1-800-992-2416 (NOBO -- 1-800-454-8683). No matter how many shares you own, your vote is extremely important. Thank you for your time.


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IF YES -- Are you ready?

BEGIN THE VOTE

Now I'll begin the voting process. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of JANUS RESEARCH FUND. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these JANUS RESEARCH FUND shares?

May I please have your address?

May I have only the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she can use to cast his/her vote.

Have you received the proxy materials?

ACTUAL VOTING

The Board of Trustees of Janus Research Fund recommends that you vote in favor of the proposed benchmark index change for Janus Research Fund as outlined in the proxy statement. Would you like to vote in favor of the proposal as recommended by your Fund's Board?


         If you are required to read the proposal, end by saying, "YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For the proposal, the valid responses are

                  F = For proposal.

                  A = Against proposal.

                  B = Abstain.

CLOSING

I have recorded your vote. You have voted __________. Is that correct? As your voting agent, I will execute a written proxy in accordance with your instructions and forward it to Janus to be presented at the Special Meeting of Shareholders. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

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                               JANUS RESEARCH FUND

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                            ANSWERING MACHINE MESSAGE
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Hello, this is [name] calling from D.F. King & Co., Inc. on behalf of JANUS
RESEARCH FUND. You should have recently received proxy materials in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS OF JANUS RESEARCH FUND to be held on DECEMBER 14, 2006.

Your vote is extremely important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, and have a valid SSN on file with Janus, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please feel free to call D.F. King & Co., Inc. at (800) 628-8528 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or 11:00 a.m. to 6:00 p.m. Eastern Time on Saturday.

Thank you for your consideration.